Exhibit 99.1

FINAL FOR RELEASE

Chad Holmes	Jamie Bernard
Chief Financial Officer	Senior Associate
Charles River Associates	Sharon Merrill Associates, Inc.
312-377-2322	617-542-5300

CHARLES RIVER ASSOCIATES (CRA) REPORTS
RESULTS FOR THE SECOND QUARTER OF 2016

Broad-Based Demand Drives Revenue and Profit Growth

BOSTON, July 28, 2016 — Charles River Associates (NASDAQ: CRAI), a worldwide leader in providing economic, financial, and management consulting services, today announced financial results for the fiscal second quarter ended July 2, 2016.

Second Quarter Fiscal 2016 Results

•                  Revenue up 7.9% year-over-year to $82.6 million; non-GAAP revenue up 9.2% year-over-year to $82.5 million.

•                  Net income up 56.8% year-over-year to $5.2 million, or 6.3% of revenue, including an after-tax gain of $2.1 million from the sale of NeuCo’s assets that was attributed to CRA; non-GAAP net income up 0.7% year-over-year to $3.5 million, or 4.2% of non-GAAP revenue.

•                  Earnings per diluted share increased 63.9% year-over-year to $0.59, including an after-tax gain of $0.24 from the sale of NeuCo’s assets that was attributed to CRA; non-GAAP earnings per diluted share increased 5.3% year-over-year to $0.40.

•                  Non-GAAP Adjusted EBITDA grew 12.0% year-over-year to $14.3 million, or 17.3% of non-GAAP revenue.

•                  On a constant currency basis relative to the second quarter of fiscal 2015, GAAP and non-GAAP revenue, net income, earnings per diluted share, and Adjusted EBITDA would have increased by approximately $1.1 million, $0.3 million, $0.03 per diluted share, and $0.4 million, respectively.

Management Commentary

“Building on the momentum generated over the past several quarters, CRA delivered strong financial results in the second quarter of fiscal 2016 highlighted by the highest quarterly revenue in the past six years and a companywide utilization of 76%,” said Paul Maleh, CRA’s President and Chief Executive Officer.

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“For the second quarter of fiscal 2016, we grew non-GAAP revenue by 9.2% to $82.5 million while driving non-GAAP Adjusted EBITDA margin to 17.3%,” Maleh said. “Our performance was led by more than 20% revenue growth year-over-year in each of our Auctions & Competitive Bidding, Energy, Finance, Intellectual Property, and Marakon practices. International operations also continued to deliver solid performance, led by our Antitrust & Competition Economics and Marakon practices.”

“We strive to be good stewards of the firm’s financial resources with a balanced capital allocation strategy,” Maleh said. “During the second quarter, we continued to invest in our business while repurchasing approximately 673,000 shares of common stock for approximately $16.2 million.”

Outlook and Financial Guidance

“We are growing our team of highly talented consultants and are well-positioned to capitalize on demand for CRA’s services,” Maleh said. “Positive trends in project lead flow and new project originations observed over the past year continued in the second quarter. While we are encouraged by our performance in the first half of fiscal 2016, we remain mindful that uncertainties around global economic conditions and short-term challenges arising from the integration of newly hired professionals can adversely impact our business in the quarters ahead.”

On a constant currency basis relative to fiscal 2015, CRA is affirming its previously provided fiscal 2016 guidance for non-GAAP revenue in the range of $312 million to $322 million and non-GAAP Adjusted EBITDA margin in the range of 15.8% to 16.6%.

CRA does not provide reconciliations of its non-GAAP revenue and Adjusted EBITDA margin guidance to the GAAP comparable financial measures because CRA is unable to estimate with reasonable certainty the financial results of its NeuCo subsidiary, the timing and amount of forgivable loans issued for talent acquisition, share-based compensation expense, unusual gains or charges, foreign exchange rates, and the resulting effect of these items on CRA’s taxes without unreasonable effort. These items are uncertain, depend on various factors, and may have a material effect on CRA’s results computed in accordance with GAAP. A reconciliation between the historical GAAP and non-GAAP financial measures presented in this release is provided in the financial tables at the end of this release, and further information regarding the non-GAAP measures presented in this release is provided below under the heading “Non-GAAP Financial Measures.”

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Conference Call Information and Prepared CFO Remarks

CRA will host a conference call this morning at 10:00 a.m. ET to discuss its second quarter 2016 financial results. To listen to the live call, please visit the “Investor Relations” section of CRA’s website at http://www.crai.com, or dial (877) 709-8155 or (201) 689-8881. An archived version of the webcast will be available on CRA’s website for one year.

In combination with this press release, CRA has posted prepared remarks by its CFO Chad Holmes under “Conference Call Materials” in the investor relations section on CRA’s website at http://www.crai.com. These remarks are offered to provide the investment community with additional background on CRA’s financial results prior to the start of the conference call.

About Charles River Associates (CRA)

Charles River Associates® is a global consulting firm specializing in litigation, regulatory, financial, and management consulting. CRA advises clients on economic and financial matters pertaining to litigation and regulatory proceedings, and guides corporations through critical business strategy and performance-related issues. Since 1965, clients have engaged CRA for its unique combination of functional expertise and industry knowledge, and for its objective solutions to complex problems. Headquartered in Boston, CRA has offices throughout the world and celebrated its 50th anniversary in 2015. Detailed information about Charles River Associates, a registered trade name of CRA International, Inc., is available at www.crai.com. Follow us on LinkedIn, Twitter, and Facebook.

NON-GAAP FINANCIAL MEASURES

In addition to reporting its financial results in accordance with U.S. generally accepted accounting principles, or GAAP, CRA has also provided in this release non-GAAP financial information. CRA believes that the use of non-GAAP measures in addition to GAAP measures is a useful method of evaluating its results of operations. CRA believes that presenting its financial results excluding the results of its NeuCo subsidiary, certain non-cash and/or non-recurring charges, and the other items identified below, and including presentations of Adjusted EBITDA and comparisons on a constant currency basis, are important to investors and management because they are more indicative of CRA’s ongoing operating results and financial condition. These non-GAAP financial measures should be considered in conjunction with, but not as a substitute for, the financial information presented in accordance with GAAP, and the results calculated in accordance with GAAP and

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reconciliations to those results should be carefully evaluated. The non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Specifically, for the second quarter of fiscal 2016, the second quarter of fiscal 2015, the year-to-date period ended as of the second quarter of fiscal 2016, and its full 2016 fiscal year guidance, CRA has excluded NeuCo’s results, and for the year-to-date period ended as of the second quarter of 2015, CRA has excluded NeuCo’s results and a non-cash charge relating to an increased liability for a future contingent consideration payment relating to a prior acquisition. Also, in calculating “Adjusted EBITDA” from net income (loss) attributable to CRA for these fiscal periods and for purposes of the full 2016 fiscal year guidance for Adjusted EBITDA margin, CRA has excluded net income (loss) attributable to noncontrolling interest (net of tax), interest expense (income), net, provision for income taxes, other expense (income), net, and the following non-cash expenses: depreciation and amortization, share-based compensation expenses, and amortization of forgivable loans.

Finally, CRA believes that fluctuations in foreign currency exchange rates can significantly affect its financial results. Therefore, CRA provides a constant currency presentation to supplement disclosures regarding its results of operations and performance. CRA calculates constant currency amounts by converting its applicable fiscal period local currency financial results using the prior fiscal year’s corresponding period exchange rates. CRA has presented in this press release its GAAP and non-GAAP revenue, net income, and earnings per diluted share, and its Adjusted EBITDA, for the second quarter of fiscal 2016 on a constant currency basis relative to the second quarter of fiscal 2015, and its guidance for fiscal 2016 non-GAAP revenue and Adjusted EBITDA margin on a constant currency basis relative to fiscal 2015.

SAFE HARBOR STATEMENT

Statements in this press release concerning our future business, operating results and financial condition, including guidance on future non-GAAP revenue and non-GAAP Adjusted EBITDA margin, and statements regarding our capital allocation strategy, the future continuation of current trends, our future hiring, or our consultants’ ability to capitalize on demand for our services, and statements using the terms “looking  forward,” “expect,” “trends,” “believes,” “should,” or similar expressions, are “forward-looking” statements as defined in Section 21 of the Exchange Act. These statements are based upon our current expectations and various underlying assumptions. Although we believe there is a reasonable basis for these statements and assumptions, and these statements are expressed in good faith, these statements are subject to a number of additional

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factors and uncertainties. Our actual non-GAAP revenue and non-GAAP Adjusted EBITDA margin in fiscal 2016 on a constant currency basis relative to fiscal 2015 could differ materially from the guidance presented herein, and our actual performance and results may differ materially from the performance and results contained or implied by the other forward-looking statements made herein, due to many important factors. These factors include, but are not limited to, the loss of key employee consultants or non-employee experts; their failure to generate engagements for us; our inability to attract, hire or retain qualified consultants, or to integrate and utilize existing consultants and personnel; the unpredictable nature and risk of litigation-related projects; dependence on the growth of our management consulting practice; the change in demand for our services; the potential loss of clients; changes in the law that affect our practice areas; global economic conditions including less stable political and economic environments; civil disturbances or other catastrophic events that reduce business activity; foreign exchange rate fluctuations; intense competition; our attributable annual cost savings; changes in our effective tax rate; share dilution from our stock-based compensation; integration and generation of existing and new clients; unanticipated expenses and liabilities; the risk of impairment write downs to our intangible assets, including goodwill; risks associated with acquisitions (past, present, and future); risks inherent in international operations; changes in accounting standards, rules and regulations; integration and management of new and existing offices; the ability of clients to terminate engagements with us on short notice; our ability to collect on forgivable loans should any become due; general economic conditions; the performance of our NeuCo  subsidiary or the impact of the sale of its business; and professional and other legal liability. Further information on these and other potential factors that could affect our future business, operating results, and financial condition is included in our periodic filings with the Securities and Exchange Commission, including risks under the heading “Risk Factors.” We cannot guarantee any future results, levels of activity, performance, or achievement. We undertake no obligation to update any forward-looking statements after the date of this press release, and we do not intend to do so.

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CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED JULY 2, 2016 COMPARED TO THE QUARTER ENDED JULY 4, 2015

(In thousands, except per share data)

	Quarter Ended July 2, 2016					Quarter Ended July 4, 2015
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Results	Revenues	(NeuCo) (1)	Results	Revenues	Results	Revenues	(NeuCo) (1)	Results	Revenues

Revenues	$82,607	100.0%	$88	$82,519	100.0%	$76,535	100.0%	$937	$75,598	100.0%
Costs of services	57,950	70.2%	128	57,822	70.1%	50,675	66.2%	365	50,310	66.5%
Gross profit	24,657	29.8%	(40)	24,697	29.9%	25,860	33.8%	572	25,288	33.5%

Selling, general and administrative expenses	16,856	20.4%	227	16,629	20.2%	18,667	24.4%	830	17,837	23.6%
Depreciation and amortization	2,121	2.6%	—	2,121	2.6%	1,545	2.0%	—	1,545	2.0%
Income (loss) from operations	5,680	6.9%	(267)	5,947	7.2%	5,648	7.4%	(258)	5,906	7.8%

Interest and other income (expense), net	3,589	4.3%	3,836	(247)	-0.3%	(257)	-0.3%	(14)	(243)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	9,269	11.2%	3,569	5,700	6.9%	5,391	7.0%	(272)	5,663	7.5%
Provision for income taxes	(2,502)	-3.0%	(308)	(2,194)	-2.7%	(2,189)	-2.9%	(7)	(2,182)	-2.9%
Net income (loss)	6,767	8.2%	3,261	3,506	4.2%	3,202	4.2%	(279)	3,481	4.6%
Net (income) loss attributable to noncontrolling interests, net of tax	(1,552)	-1.9%	(1,552)	—	0.0%	123	0.2%	123	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$5,215	6.3%	$1,709	$3,506	4.2%	$3,325	4.3%	$(156)	$3,481	4.6%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.60			$0.40		$0.37			$0.39
Diluted	$0.59			$0.40		$0.36			$0.38

Weighted average number of shares outstanding:
Basic	8,695			8,695		9,034			9,034
Diluted	8,779			8,779		9,253			9,253

(1)         These adjustments include activity related to NeuCo, our majority owned subsidiary, in the Company’s GAAP results. In April 2016, substantially all of NeuCo’s assets were sold.  As part of the sale, NeuCo’s name was subsequently changed to GNU123 Liquidating Corporation, but for ease of presentation, CRA refers to it as “NeuCo” in these tables.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR-TO-DATE PERIOD ENDED JULY 2, 2016 COMPARED TO THE YEAR-TO-DATE PERIOD ENDED JULY 4, 2015

(In thousands, except per share data)

	Year-To-Date Period Ended July 2, 2016					Year-To-Date Period Ended July 4, 2015
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	GAAP Results	Non-GAAP	% of
	Results	Revenues	(NeuCo) (1)	Results	Revenues	Results	Revenues	(Contingent Liability) (2)	(NeuCo) (1)	Results	Revenues

Revenues	$163,519	100.0%	$826	$162,693	100.0%	$154,574	100.0%	$—	$1,804	$152,770	100.0%
Costs of services	113,465	69.4%	455	113,010	69.5%	104,494	67.6%	833	706	102,955	67.4%
Gross profit	50,054	30.6%	371	49,683	30.5%	50,080	32.4%	(833)	1,098	49,815	32.6%

Selling, general and administrative expenses	36,077	22.1%	1,049	35,028	21.5%	36,750	23.8%	—	1,633	35,117	23.0%
Depreciation and amortization	3,970	2.4%	—	3,970	2.4%	3,206	2.1%	—	—	3,206	2.1%
Income (loss) from operations	10,007	6.1%	(678)	10,685	6.6%	10,124	6.5%	(833)	(535)	11,492	7.5%

Interest and other income (expense), net	3,447	2.1%	3,828	(381)	-0.2%	(102)	-0.1%	—	584	(686)	-0.4%
Income (loss) before provision for income taxes and noncontrolling interest	13,454	8.2%	3,150	10,304	6.3%	10,022	6.5%	(833)	49	10,806	7.1%
Provision for income taxes	(4,448)	-2.7%	(308)	(4,140)	-2.5%	(3,921)	-2.5%	—	(55)	(3,866)	-2.5%
Net income (loss)	9,006	5.5%	2,842	6,164	3.8%	6,101	3.9%	(833)	(6)	6,940	4.5%
Net (income) loss attributable to noncontrolling interests, net of tax	(1,369)	-0.8%	(1,369)	—	0.0%	3	0.0%	—	3	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$7,637	4.7%	$1,473	$6,164	3.8%	$6,104	3.9%	$(833)	$(3)	$6,940	4.5%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.86			$0.70		$0.66				$0.76
Diluted	$0.86			$0.69		$0.65				$0.74

Weighted average number of shares outstanding:
Basic	8,783			8,783		9,112				9,112
Diluted	8,825			8,825		9,328				9,328

(1)         These adjustments include activity related to NeuCo, our majority owned subsidiary, in the Company’s GAAP results. In April 2016, substantially all of NeuCo’s assets were sold.  As part of the sale, NeuCo’s name was subsequently changed to GNU123 Liquidating Corporation, but for ease of presentation, CRA refers to it as “NeuCo” in these tables.

(2)         This adjustment includes activity related to an increase in the liability for future contingent consideration payments in connection with a previous acquisition.

CRA INTERNATIONAL, INC.

UNAUDITED ADJUSTED EBITDA INCLUDING A RECONCILIATION TO NON-GAAP ADJUSTED EBITDA

FOR THE QUARTER AND YEAR-TO-DATE PERIOD ENDED JULY 2, 2016 COMPARED TO THE QUARTER AND YEAR-TO-DATE PERIOD ENDED JULY 4, 2015

(In thousands)

	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP
	Quarter Ended	% of	GAAP Results	Quarter Ended	% of	Quarter Ended	% of	GAAP Results	GAAP Results	Quarter Ended	% of
	July 2, 2016	Revenues	(NeuCo) (1)	July 2, 2016	Revenues	July 4, 2015	Revenues	(Contingent Liability) (2)	(NeuCo) (1)	July 4, 2015	Revenues

Revenues	$82,607	100.0%	$88	$82,519	100.0%	$76,535	100.0%	$—	$937	$75,598	100.0%

Net income (loss) attributable to CRA International, Inc.	$5,215	6.3%	$1,709	$3,506	4.2%	$3,325	4.3%	$—	$(156)	$3,481	4.6%
Net income (loss) attributable to noncontrolling interest, net of tax	1,552	1.9%	1,552	—	0.0%	(123)	-0.2%	—	(123)	—	0.0%
Net income (loss)	6,767	8.2%	3,261	3,506	4.2%	3,202	4.2%	—	(279)	3,481	4.6%
Interest expense (income), net	120	0.1%	—	120	0.1%	138	0.2%	—	13	125	0.2%
Provision for income taxes	2,502	3.0%	308	2,194	2.7%	2,189	2.9%	—	7	2,182	2.9%
Depreciation and amortization	2,121	2.6%	—	2,121	2.6%	1,545	2.0%	—	—	1,545	2.0%
EBITDA	11,510	13.9%	3,569	7,941	9.6%	7,074	9.2%	—	(259)	7,333	9.7%
Share-based compensation expenses	1,450	1.8%	—	1,450	1.8%	1,389	1.8%	—	—	1,389	1.8%
Amortization of forgivable loans	4,786	5.8%	—	4,786	5.8%	3,926	5.1%	—	—	3,926	5.2%
Other expense (income), net	(3,709)	-4.5%	(3,836)	127	0.2%	119	0.2%	—	—	119	0.2%
Adjusted EBITDA	$14,037	17.0%	$(267)	$14,304	17.3%	$12,508	16.3%	$—	$(259)	$12,767	16.9%

	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP
	Year-to-Date Period Ended	% of	GAAP Results	Year-to-Date Period Ended	% of	Year-to-Date Period Ended	% of	GAAP Results	GAAP Results	Year-to-Date Period Ended	% of
	July 2, 2016	Revenues	(NeuCo) (1)	July 2, 2016	Revenues	July 4, 2015	Revenues	(Contingent Liability) (2)	(NeuCo) (1)	July 4, 2015	Revenues

Revenues	$163,519	100.0%	$826	$162,693	100.0%	$154,574	100.0%	$—	$1,804	$152,770	100.0%

Net income (loss) attributable to CRA International, Inc.	$7,637	4.7%	$1,473	$6,164	3.8%	$6,104	3.9%	$(833)	$(3)	$6,940	4.5%
Net income (loss) attributable to noncontrolling interest, net of tax	1,369	0.8%	1,369	—	0.0%	(3)	0.0%	—	(3)	—	0.0%
Net income (loss)	9,006	5.5%	2,842	6,164	3.8%	6,101	3.9%	(833)	(6)	6,940	4.5%
Interest expense (income), net	227	0.1%	7	220	0.1%	263	0.2%	—	21	242	0.2%
Provision for income taxes	4,448	2.7%	308	4,140	2.5%	3,921	2.5%	—	55	3,866	2.5%
Depreciation and amortization	3,970	2.4%	—	3,970	2.4%	3,206	2.1%	—	—	3,206	2.1%
EBITDA	17,651	10.8%	3,157	14,494	8.9%	13,491	8.7%	(833)	70	14,254	9.3%
Share-based compensation expenses	3,099	1.9%	—	3,099	1.9%	2,998	1.9%	—	—	2,998	2.0%
Amortization of forgivable loans	9,240	5.7%	—	9,240	5.7%	7,500	4.9%	—	—	7,500	4.9%
Other expense (income), net	(3,674)	-2.2%	(3,836)	162	0.1%	(161)	-0.1%	—	(606)	445	0.3%
Adjusted EBITDA	$26,316	16.1%	$(679)	$26,995	16.6%	$23,828	15.4%	$(833)	$(536)	$25,197	16.5%

(1)

These adjustments include activity related to NeuCo, our majority owned subsidiary, in the Company’s GAAP results. In April 2016, substantially all of NeuCo’s assets were sold. As part of the sale, NeuCo’s name was subsequently changed to GNU123 Liquidating Corporation, but for ease of presentation, CRA refers to it as “NeuCo” in these tables.

(2)	This adjustment includes activity related to an increase in the liability for future contingent consideration payments in connection with a previous acquisition.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	July 2,	January 2,
	2016	2016

Assets
Cash and cash equivalents	$12,205	$38,139
Accounts receivable and unbilled, net	93,893	86,377
Other current assets	20,313	16,278
Total current assets	126,411	140,794

Property and equipment, net	37,735	31,338
Goodwill and intangible assets, net	78,861	80,561
Other assets	52,487	61,024
Total assets	$295,494	$313,717

Liabilities and shareholders’ equity
Current liabilities	$69,913	$86,458
Long-term liabilities	21,174	16,191
Total liabilities	91,087	102,649

Total shareholders’ equity	204,407	211,068
Total liabilities and shareholders’ equity	$295,494	$313,717

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year-to-Date	Fiscal Year-to-Date
	July 2,	July 4,
	2016	2015
Operating activities:
Net income	$9,006	$6,101
Adjustments to reconcile net income to net cash used in operating activities, net of effect of acquired businesses:
NeuCo gain on sale of business (1)	(3,836)	—
Non-cash items, net	10,474	9,677
Accounts receivable and unbilled services	(8,993)	(5,228)
Working capital items, net	(11,726)	(27,114)
Net cash used in operating activities	(5,075)	(16,564)

Investing activities:
Purchase of property and equipment	(6,750)	(8,492)
NeuCo cash proceeds from sale of business assets	1,100	—
Collections on notes receivable	—	1,560
Payments on notes receivable	—	(40)
Net cash used in investing activities	(5,650)	(6,972)

Financing activities:
Issuance of common stock, principally stock option exercises	—	105
Payments on notes payable	(75)	(300)
Borrowings under line of credit	5,000	4,000
Repayments under line of credit	(5,000)	(4,000)
Tax withholding payments reimbursed by restricted shares	(490)	(111)
Excess tax benefits from share-based compensation	55	87
Repurchase of common stock	(15,140)	(7,968)

Net cash used in financing activities	(15,650)	(8,187)

Effect of foreign exchange rates on cash and cash equivalents	441	(660)

Net decrease in cash and cash equivalents	(25,934)	(32,383)
Cash and cash equivalents at beginning of period	38,139	48,199

Cash and cash equivalents at end of period	$12,205	$15,816

Supplemental cash flow information:

Cash paid for income taxes	$1,592	$5,000
Cash paid for interest	$246	$162
Issuance of common stock for acquired business	$44	$42
Purchases of property and equipment not yet paid for	$3,338	$2,998

(1)   In April 2016, substantially all of NeuCo’s assets were sold. As part of the sale, NeuCo’s name was subsequently changed to GNU123 Liquidating Corporation, but for ease of presentation, CRA refers to it as “NeuCo” in these tables.